EXHIBIT 1

JOINT FILING AGREEMENT

Each of the undersigned acknowledges and agrees that the foregoing Statement on Schedule 13D/A is filed on behalf of the undersigned.  Each of the undersigned acknowledges that it shall be responsible for the timely filing of such amendments, and for the completeness and accuracy of the information concerning it contained therein, but shall not be responsible for the completeness and accuracy of the information concerning the other, except to the extent that he or it knows or has reason to believe that such information is inaccurate.

Dated as of August 3, 2010.

OCM PRINCIPAL OPPORTUNITIES FUND IV, L.P.

By:	OCM PRINCIPAL OPPORTUNITIES FUND IV GP, L.P., its General Partner
By:	OCM PRINCIPAL OPPORTUNITIES FUND IV GP LTD., its General Partner
By:	OAKTREE CAPITAL MANAGEMENT, L.P, the Director

By:	/s/ Richard Ting
	Name:	Richard Ting
	Title:	Managing Director and Associate General Counsel

By:	/s/ Emily Alexander
	Name:	Emily Alexander
	Title:	Senior Vice President, Legal

OCM PRINCIPAL OPPORTUNITIES FUND IV GP, L.P.

By:	OCM PRINCIPAL OPPORTUNITIES FUND IV GP LTD., its General Partner
By:	OAKTREE CAPITAL MANAGEMENT, L.P, the Director

By:	/s/ Richard Ting
	Name:	Richard Ting
	Title:	Managing Director and Associate General Counsel

By:	/s/ Emily Alexander
	Name:	Emily Alexander
	Title:	Senior Vice President, Legal

OCM PRINCIPAL OPPORTUNITIES FUND IV GP LTD.

By:	OAKTREE CAPITAL MANAGEMENT, L.P, the Director

By:	/s/ Richard Ting
	Name:	Richard Ting
	Title:	Managing Director and Associate General Counsel

By:	/s/ Emily Alexander
	Name:	Emily Alexander
	Title:	Senior Vice President, Legal

OAKTREE FUND GP I, L.P.

By:	/s/ Richard Ting
	Name:	Richard Ting
	Title:	Managing Director and Associate General Counsel

By:	/s/ Emily Alexander
	Name:	Emily Alexander
	Title:	Authorized Signatory

OAKTREE CAPITAL I, L.P.

By:	OCM Holdings I, LLC, its General Partner

By:	/s/ Richard Ting
	Name:	Richard Ting
	Title:	Managing Director and Associate General Counsel

By:	/s/ Emily Alexander
	Name:	Emily Alexander
	Title:	Senior Vice President

OCM HOLDINGS I, LLC

By:	/s/ Richard Ting
	Name:	Richard Ting
	Title:	Managing Director and Associate General Counsel

By:	/s/ Emily Alexander
	Name:	Emily Alexander
	Title:	Senior Vice President

OAKTREE HOLDINGS, LLC

By:	Oaktree Capital Group, LLC, its Manging Member

By:	/s/ Richard Ting
	Name:	Richard Ting
	Title:	Managing Director, Associate General Counsel and Assistant Secretary

By:	/s/ Emily Alexander
	Name:	Emily Alexander
	Title:	Senior Vice President

OAKTREE CAPITAL GROUP, LLC

By:	/s/ Richard Ting
	Name:	Richard Ting
	Title:	Managing Director, Associate General Counsel and Assistant Secretary

By:	/s/ Emily Alexander
	Name:	Emily Alexander
	Title:	Senior Vice President

OAKTREE CAPITAL GROUP HOLDINGS, L.P.

By:	Oaktree Capital Group Holdings GP, LLC, its General Partner

By:	/s/ Richard Ting
	Name:	Richard Ting
	Title:	Managing Director and Associate General Counsel

By:	/s/ Emily Alexander
	Name:	Emily Alexander
	Title:	Senior Vice President

OAKTREE CAPITAL GROUP HOLDINGS GP, LLC

By:	/s/ Richard Ting
	Name:	Richard Ting
	Title:	Managing Director and Associate General Counsel

By:	/s/ Emily Alexander
	Name:	Emily Alexander
	Title:	Senior Vice President

MTS HEALTH INVESTORS II, L.P.

By:	MTS HEALTH INVESTORS II GP, LLC, its General Partner
By:	MTS HEALTH INVESTORS II GP HOLDINGS, LLC, the Class A Member

By:	/s/ Curtis Lane
	Name:	Curtis S. Lane
	Title:	Senior Managing Director

MTS HEALTH INVESTORS II GP, LLC

By:	MTS HEALTH INVESTORS II GP HOLDINGS, LLC, the Class A Member

By:	/s/ Curtis Lane
	Name:	Curtis S. Lane
	Title:	Senior Managing Director

MTS HEALTH INVESTORS II GP HOLDINGS, LLC

By:	/s/ Curtis Lane
	Name:	Curtis S. Lane
	Title:	Senior Managing Director

ALLIANCE-OAKTREE CO- INVESTORS, LLC

By:	OCM PRINCIPAL OPPORTUNITIES FUND IV GP, L.P., its Managing Member
By:	OCM PRINCIPAL OPPORTUNITIES FUND IV GP LTD., its General Partner
By:	OAKTREE CAPITAL MANAGEMENT, L.P., the Director

By:	/s/ Richard Ting
	Name:	Richard Ting
	Title:	Managing Director and Associate General Counsel

By:	/s/ Emily Alexander
	Name:	Emily Alexander
	Title:	Vice President, Legal

ALLIANCE-MTS CO-INVESTORS I, LLC

By:	MTS HEALTH INVESTORS II GP, LLC, its General Partner
By:	MTS HEALTH INVESTORS II GP HOLDINGS, LLC, the Class A Member

By:	/s/ Curtis Lane
	Name:	Curtis S. Lane
	Title:	Senior Managing Director

ALLIANCE-MTS CO-INVESTORS II, LLC

By:	MTS HEALTH INVESTORS II GP, LLC, its General Partner
By:	MTS HEALTH INVESTORS II GP HOLDINGS, LLC, the Class A Member

By:	/s/ Curtis Lane
	Name:	Curtis S. Lane
	Title:	Senior Managing Director

ANNEX A

Oaktree Capital Group Holdings GP, LLC
The name and principal occupation of each of the members of the executive committee of Oaktree Capital Group Holdings GP, LLC and its executive officers are listed below.

Name	Principal Occupation
Howard S. Marks	Chairman of the Board of Oaktree Capital Group, LLC and Chairman of Oaktree Capital Management, L.P.
Bruce A. Karsh	President and Director of Oaktree Capital Group, LLC and President of Oaktree Capital Management, L.P.
John B. Frank	Managing Principal and Director of Oaktree Capital Group, LLC and Managing Principal of Oaktree Capital Management, L.P.
David M. Kirchheimer
Chief Financial Officer, Chief Administrative Officer and Director of Oaktree Capital Group, LLC and Chief Financial Officer, Chief Administrative Officer and Principal of Oaktree Capital Management, L.P.

Sheldon M. Stone	Principal and Director of Oaktree Capital Group, LLC and Principal of Oaktree Capital Management, L.P.
Larry W. Keele	Principal and Director of Oaktree Capital Group, LLC and Principal of Oaktree Capital Management, L.P.
Stephen A. Kaplan	Principal and Director of Oaktree Capital Group, LLC and Principal of Oaktree Capital Management, L.P.
Kevin L. Clayton	Principal and Director of Oaktree Capital Group, LLC and Principal of Oaktree Capital Management, L.P.

Oaktree Capital Group Holdings, L.P.
The general partner of Oaktree Capital Group Holdings, L.P. is Oaktree Capital Group Holdings GP, LLC.  There are no executive officers and directors appointed at Oaktree Capital Group Holdings, L.P.

Oaktree Capital Group, LLC
The name and principal occupation of each of the directors and executive officers of Oaktree Capital Group, LLC are listed below.

Name	Principal Occupation
Howard S. Marks	Chairman of the Board of Oaktree Capital Group, LLC and Chairman of Oaktree Capital Management, L.P.
Bruce A. Karsh	President and Director of Oaktree Capital Group, LLC and President of Oaktree Capital Management, L.P.
John B. Frank	Managing Principal and Director of Oaktree Capital Group, LLC and Managing Principal of Oaktree Capital Management, L.P.
David M. Kirchheimer
Chief Financial Officer, Chief Administrative Officer and Director of Oaktree Capital Group, LLC and Chief Financial Officer, Chief Administrative Officer and Principal of Oaktree Capital Management, L.P.

Sheldon M. Stone	Principal and Director of Oaktree Capital Group, LLC and Principal of Oaktree Capital Management, L.P.
Larry W. Keele	Principal and Director of Oaktree Capital Group, LLC and Principal of Oaktree Capital Management, L.P.
Stephen A. Kaplan	Principal and Director of Oaktree Capital Group, LLC and Principal of Oaktree Capital Management, L.P.
Kevin L. Clayton	Principal and Director of Oaktree Capital Group, LLC and Principal of Oaktree Capital Management, L.P.
D. Richard Masson	Outside Director of Oaktree Capital Group, LLC. Mr. Masson currently is a consultant to Oaktree Capital Management, L.P.
Robert E. Denham	Outside Director of Oaktree Capital Group, LLC. Mr. Denham is currently a partner in the law firm of Munger, Tolles & Olson LLP.
Wayne G. Pierson	Outside Director of Oaktree Capital Group, LLC. Mr. Pierson is currently the Chief Financial Officer and Treasurer of Meyer Memorial Trust.

Oaktree Holdings, LLC

The managing member of Oaktree Holdings, LLC is Oaktree Capital Group, LLC.  There are no executive officers and directors appointed at Oaktree Holdings, LLC.

OCM Holdings I, LLC

The managing member of OCM Holdings I, LLC is Oaktree Holdings, LLC.  The name and principal occupation of each of the executive officers of OCM Holdings I, LLC are listed below.

Name	Principal Occupation
Howard S. Marks	Chairman of the Board of Oaktree Capital Group, LLC and Chairman of Oaktree Capital Management, L.P.
Bruce A. Karsh	President and Director of Oaktree Capital Group, LLC and President of Oaktree Capital Management, L.P.

Oaktree Capital I, L.P.

OCM Holdings I, LLC is the general partner of Oaktree Capital I, L.P.  The name and principal occupation of each of the executive officers of Oaktree Capital I, L.P. are listed below.

Name	Principal Occupation
Howard S. Marks	Chairman of the Board of Oaktree Capital Group, LLC and Chairman of Oaktree Capital Management, L.P.
Bruce A. Karsh	President and Director of Oaktree Capital Group, LLC and President of Oaktree Capital Management, L.P.
John B. Frank	Managing Principal and Director of Oaktree Capital Group, LLC and Managing Principal of Oaktree Capital Management, L.P.
David M. Kirchheimer
Chief Financial Officer, Chief Administrative Officer and Director of Oaktree Capital Group, LLC and Chief Financial Officer, Chief Administrative Officer and Principal of Oaktree Capital Management, L.P.

Oaktree Fund GP I, L.P.

Oaktree Capital I, L.P. is the general partner of Oaktree Fund GP I, L.P.  There are no executive officers or directors appointed at Oaktree Fund GP I, L.P.

OCM Principal Opportunities Fund IV GP Ltd.

Oaktree Fund GP I, L.P. is the sole shareholder of OCM Principal Opportunities Fund IV GP Ltd., which is a Cayman Islands exempted company.  Oaktree Capital Management, L.P. (“Oaktree”) is the sole director of OCM Principal Opportunities Fund IV GP Ltd.

OCM Principal Opportunities Fund IV GP, L.P.

OCM Principal Opportunities Fund IV GP Ltd. is the general partner of OCM Principal Opportunities Fund IV GP, L.P.  There are no executive officers or directors appointed at OCM Principal Opportunities Fund IV GP, L.P.

OCM Principal Opportunities Fund IV, L.P.

OCM Principal Opportunities Fund IV GP, L.P. is the general partner of OCM Principal Opportunities Fund IV, L.P.  There are no executive officers or directors appointed at OCM Principal Opportunities Fund IV, L.P.